ALANCO TECHNOLOGIES, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
	DATE:	APRIL 16, 2013
	TIME:	10:00 A.M.
	LOCATION:	7950 E. ACOMA DRIVE, SUITE 111, SCOTTSDALE, ARIZONA 85260

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/ALAN AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM. INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/ALAN

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE APRIL 2, 2013.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/ALAN UNTIL 11:59 PM EASTERN TIME APRIL 15, 2013

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:
1.
1. PROPOSAL 1 – ELECTION OF DIRECTORS;

2. PROPOSAL 2 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM;

3. PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION;

4. PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PURSUANT TO NEW SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.
THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON FEBRUARY 19, 2013 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

FIRST-CLASS MAIL
US POSTAGE
PAID
CARY NC
PERMIT # 869

Alanco Technologies, Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT